SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2008

Commission file number 001-12215

Quest Diagnostics Incorporated
Three Giralda Farms
Madison, NJ 07940
(973) 520-2700

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On February 21, 2008, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and twelve months ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

c.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated February 21, 2008, announcing, among other things, its results for the quarter and twelve months ended December 31, 2007.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2008

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert A. Hagemann
Robert A. Hagemann
Senior Vice President and Chief
Financial Officer